January 21, 2003

                           DREYFUS NEW YORK TAX EXEMPT
                             INTERMEDIATE BOND FUND

                Supplement to Statement of Additional Information
                              dated October 1, 2002

      At a special meeting of shareholders held on January 21, 2003, shareholders approved amending the Fund's Agreement and Declaration of Trust to permit the Fund's Board of Trustees, without further shareholder action, to cause to be issued one or more additional classes of shares having such preferences or special or relative rights and privileges as the Board may determine, to the extent permitted under the 1940 Act.